                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated January 29, 1999 on our audits of the financial statements of KnowledgeWeb, Inc. as of and for the years ended December 31, 1998 and 1997. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PricewaterhouseCoopers LLP


New York, New York
October 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated December 23, 1999, on our audits of the financial statements of Health ResponseAbility Systems, Inc. as of December 31, 1995 and 1996 for the two years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PricewaterhouseCoopers LLP


New York, New York
October 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated February 4, 1999 on our audits of the consolidated financial statements of iVillage Inc. and Subsidiaries as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PricewaterhouseCoopers LLP


New York, New York
October 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated July 16, 1999 on our audits of the financial statements of Online Psychological Services, Inc. as of and for the years ended December 31, 1998 and 1997. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PricewaterhouseCoopers LLP


McLean, Virginia
October 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated June 14, 1999 except for note 10, as to which the date is July 13, 1999, on our audits of the financial statements of Lamaze Publishing Company, Inc. as of and for the years ended December 31, 1998 and 1997. We also consent to the reference to our firm under the caption "Experts."


                                               /s/ PricewaterhouseCoopers LLP


New York, New York
October 26, 1999